SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A



                           AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):      July 8, 1999
     Date of Amendment:                                     July 15, 1999


                                  POPULAR, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



   COMMONWEALTH OF PUERTO RICO        NO. 0-13818           NO. 66-0416582
   ---------------------------        -----------           --------------
(State or other jurisdiction of       (Commission           (IRS Employer
         incorporation)               File Number)          Identification No.)




     209 MUNOZ RIVERA AVENUE
         HATO REY, PUERTO RICO                                   00918
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (787) 765-9800




        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On July 8, 1999, Popular, Inc. (the "Corporation") announced in a news release its operational results for the quarter and six-month period ended June 30, 1999. A copy of the Corporation's release was filed on Form 8-K on July 9, 1999. This copy contained certain typographical errors made by the Corporation's external legal counsel who provided the EDGAR service for this filing. Accordingly, a corrected copy of the news release is attached hereto as Exhibit 99(a) and is incorporated herein by reference.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      99(a) Corrected news release, dated July 8, 1999, announcing the Corporation's consolidated earnings for the quarter and six-month period ended June 30, 1999.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Popular, Inc.
                                                 -------------
                                                 (Registrant)





Date:  July 15, 1999                By:      /s/ Amilcar L. Jordan
                                      -----------------------------------------
                                   Name: Amilcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller

                                  Exhibit Index
                                  -------------



Exhibit Number              Description
--------------              -----------

99(a)                   News release, dated July 8, 1999